UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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ESSENTIAL UTILITIES, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Get informed before you vote Control # ESSENTIAL UTILITIES, INC. 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET. For shares held in a Plan, vote by April 26, 2026 11:59 PM ET. ESSENTIAL UTILITIES, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010 You invested in ESSENTIAL UTILITIES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2026. View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 29, 2026 8:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/WTRG2026 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect seven nominees for directors: Nominees: 01) Elizabeth B. Amato 04) Christopher H. Franklin 07) Tamara L. Linde 02) Christopher L. Bruner 05) Daniel J. Hilferty 03) David A. Ciesinski 06) W. Bryan Lewis For 2. To approve, on a non-binding and advisory basis, the compensation of the Company's named executive officers for 2025. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2026 fiscal year. For NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.